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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES AND EXCHANGE ACT OF 1934

                                     April 23, 2003
                   Date of Report (Date of earliest event reported)

                                   FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
     executive offices)

                                    (714) 327-3400
                 (Registrant's telephone number, including area code)

                                          N/A
             (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibits:        Description of Document

  99.1           Press Release dated April 23, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12--Disclosure of Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange  Commission Release No. 33-8216,  dated
March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

     On April 23, 2003, we issued a press release,  which sets forth our results of operations  for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information  shall not be deemed  "filed"  for  purposes  of  Section  18 of the
Securities  Exchange  Act of  1934,  as  amended,  and is  not  incorporated  by reference into any filing of the company,  whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    FILENET CORPORATION

Date:  April 23, 2003               By:      /s/ Sam M. Auriemma
                                             Name:    Sam M. Auriemma
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer

EXHIBIT INDEX

Exhibits:   Description of Document

  99.1      Press Release dated April 23, 2003.

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
                                                                  [FileNet Logo]

                   FileNet Reports First Quarter 2003 Results

               Company Achieves 14 Percent Year-Over-Year Software Growth

COSTA MESA, Calif.-- April 23, 2003 -- FileNet Corporation  (Nasdaq:  FILE), the
leading  provider  of  Enterprise  Content  Management  (ECM)  solutions,  today announced its financial results for its first quarter ended March 31, 2003.

Total  revenues  for the first  quarter of 2003 were $87.0  million  compared to total  revenues of $86.2  million for the same period in 2002 and $89.4  million for the fourth quarter of 2002.  Software revenues for the first quarter of 2003 were $35.5  million  compared  to $31.2  million for the same period in 2002 and
$36.4 million for the fourth quarter of 2002. Net income was $1.3 million in the first  quarter  of 2003,  compared  to net  income of $1.4  million in the first quarter of 2002 and $3.8  million in the fourth  quarter of 2002.  Earnings  per basic and  diluted  share were $0.04 for the first  quarter of 2003  compared to earnings per basic and diluted share of $0.04 for the first quarter of 2002. For the fourth  quarter of 2002  earnings per basic and diluted share were $0.11 and
$0.10, respectively.

As of March 31, 2003,  FileNet had cash and  investments of $209.5  million,  up from $185.2 million at December 31, 2002. The company has no long-term debt.

"During a tenuous quarter for the technology  sector,  we successfully  launched our  FileNet P8 ECM  architecture  and  performed  well  financially,  achieving results  in line  with our  prior  guidance  and  ahead of  current  First  Call consensus,"  said Lee Roberts,  Chairman and CEO of FileNet.  "FileNet P8 is
being well  received by  customers  and  partners  and offers the market a fully integrated  framework for  addressing  the full  spectrum of customers'  content management  needs.  We believe  FileNet P8  positions us well in our strategy to lead the ECM market."

Quarterly Conference Call with Management

Lee Roberts,  Chairman and Chief  Executive  Officer,  and Sam  Auriemma,  Chief
Financial  Officer,  will  host a  conference  call for  investors  at 2:00 p.m.
Pacific Time (5:00 pm Eastern)  today.  The call will be broadcast live over the
Internet.  To listen to the live audio Web cast via the Internet,  please follow the  instructions on FileNet's Web site at  www.filenet.com.  Alternatively,  to listen to the call live, dial (888) 821-2773 or (706) 634-7555. To listen to the replay, dial (800) 642-1687 or (706) 645-9291.  The conference call ID number is
9616303 for all calls.  Supplemental financial and statistical  information that will be discussed on the call is available on the Company's  website  within the investor relations' section.

About FileNet

FileNet Corporation (NASDAQ:  FILE) helps organizations make better decisions by managing  the  content  and  processes  that  drive  their  business.  FileNet's
Enterprise  Content  Management  (ECM)  solutions  allow  customers to build and
sustain   competitive   advantage   by   managing   content   throughout   their
organizations,   automating  and  streamlining  their  business  processes,  and providing the  full-spectrum  of connectivity  needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 3,800  organizations,  including
80 of the Fortune 100,  have taken  advantage of FileNet  solutions  for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet,  and ValueNet are  registered  trademarks  of FileNet
Corporation. FileNet P8 is a trademark of FileNet Corporation. All other company or product  names  referenced  in this release may be  trademarks  or registered trademarks of their respective owners.

                                     # # #

Investor Contact:

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                               FILENET CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                       Quarter Ended March 31,
                                                         2003             2002
                                                     (Unaudited)    (Unaudited)
 Revenue:
   Software                                        $   35,522       $   31,240
   Service                                             50,829           52,399
   Hardware                                               698            2,602
   Total revenue                                       87,049           86,241

 Costs:
   Cost of software revenue                             3,008            2,081
   Cost of service revenue                             20,849           23,543
   Cost of hardware revenue                               802            1,925
 Total cost of revenue                                 24,659           27,549

    Gross profit                                       62,390           58,692

 Operating expenses:
   Sales and Marketing                                 34,399           32,289
   Research and development                            19,302           17,305
   General and administrative                           7,826            8,188
   Total operating expenses                            61,527           57,782

 Operating income                                         863              910

 Other income, net                                      1,045              908

 Income before income taxes                             1,908            1,818

 Provision for income taxes                               572              454

 Net income                                        $    1,336       $    1,364

 Earnings per share:
   Basic                                           $     0.04       $     0.04
   Diluted                                         $     0.04       $     0.04

 Weighted average shares outstanding:
   Basic                                               35,942           35,362
   Diluted                                             36,623           37,224

Note: Certain  reclassifications  have been made to the prior-year balances to conform to the current year's presentations.

                               FILENET CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                         March 31,     December 31,
                                                             2003             2002
                                                       (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                           $  152,321       $  130,154
   Short-term investments                                  24,571           29,188
   Accounts receivable, net                                40,461           44,839
   Inventories, net                                         2,547            2,568
   Prepaid expenses and other assets                       15,103           13,317
   Deferred income taxes                                      802              802

   Total current assets                                   235,805          220,868

 Property, net                                             32,401           34,641
 Long-term investments                                     32,633           25,864
 Goodwill                                                  17,146           16,907
 Intangible assets, net                                     2,894            3,029
 Deferred income taxes                                     21,799           21,792
 Other assets                                               5,436            4,935

   Total assets                                        $  348,114       $  328,036

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                    $    5,916       $    7,706
   Customer deposits/advances                               4,016            2,962
   Accrued compensation and benefits                       23,955           20,729
   Unearned maintenance revenue                            55,291           38,945
   Other accrued liabilities                               12,897           15,224

   Total current liabilities                              102,075           85,566

 Unearned maintenance revenue                               3,281            3,565

 Total liabilities                                        105,358           89,131

 Stockholders' equity                                     242,758          238,905

   Total liabilities and stockholders' equity          $  348,114       $  328,036